511 STKP3

                         SUPPLEMENT DATED APRIL 21, 1998
                              TO THE PROSPECTUS OF
                        FRANKLIN TEMPLETON MONEY FUND II
                             DATED NOVEMBER 1, 1997

The prospectus is amended as follows:

I. The section "Will Sales Charges Apply to My Exchange?", found under "May I Exchange Shares for Shares of Another Fund?", is replaced with the following:

 WILL SALES CHARGES APPLY TO MY EXCHANGE?

 You will not pay a front-end sales charge on exchanges. We also will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. See the discussion on Contingent Deferred Sales Charges below and under "How Do I Sell Shares?"

 For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased.

II. The second paragraph under "What Distributions Might I Receive from the Fund? Dividend Options," is replaced with the following:

 If you complete the "Special Payment Instructions for Dividends" section of the revision form included with this prospectus, you may direct your dividends to buy shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments. Dividends may be reinvested only in the same class of shares, except as follows: (i) shareholders who chose to reinvest their distributions in Class I shares of another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) you may reinvest your distributions in shares of any other Franklin Templeton money fund.

III. The following definition is revised in the "Useful Terms and Definitions" section:

 CONTINGENCY PERIOD - The period during which a Contingent Deferred Sales Charge may apply. It is 18 months from the date of purchase of the Class II shares that were exchanged for shares of the Fund. For example, if you originally purchased the Class II shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.